UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Board Members Information
30	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

The Fund

Dreyfus U.S. Treasury
Intermediate Term Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S.Treasury Intermediate Term Fund, covering the 12-month period from January

1, 2006, through December 31, 2006.

2006 proved to be a year of low volatility in the U.S. bond market.Yields of 10-year Treasury securities remained within a relatively narrow range of just 75 basis points, making 2006 the third least volatile bond market since 1970.Yet, a number of developments during the year might have suggested otherwise, including mounting economic uncertainty, volatile energy prices, softening real estate markets, a change in U.S. monetary policy and ongoing geopolitical turmoil.

Why did fixed-income investors appear to shrug off some of the year’s more negative influences? In our analysis, investors disregarded near-term concerns in favor of a longer view, looking to broader trends that showed moderately slower economic growth, subdued inflation, stabilizing short-term interest rates, a flat “yield curve” and persistently strong credit fundamentals. Indeed, 2006 confirmed that reacting to near-term influences with extreme shifts in investment strategy rarely is the right decision.We believe that a better course is to set a portfolio mix to meet long-term goals, while attempting to ignore short term market fluctuations.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

DISCUSSION OF FUND PERFORMANCE

Christopher Pellegrino, Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2006, Dreyfus U.S. Treasury Intermediate Term Fund achieved a total return of 3.09% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate Term Index, achieved a total return of 3.57% for the same period.2

Although prices of intermediate-term U.S. Treasury securities declined modestly over the first half of 2006, they generally rallied over the second half as short-term interest rates stabilized and U.S. economic growth slowed. The fund’s return was modestly lower than the benchmark’s, primarily due to market weakness in December when the fund was positioned for further potential gains.

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.

As a U.S.Treasury securities fund, the fund invests in U.S.Treasury bills, notes and other securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

The Fund3

DISCUSSION OF FUND PERFORMANCE(continued)

What other factors affected the fund’s performance?

Bond prices declined over the first six months of 2006 in a generally robust economic environment. Market weakness was particularly pronounced in the spring, when investors reacted negatively to resurgent energy prices and other inflationary pressures. Consequently, bond prices generally fell as investors revised upward their inflation and interest rate expectations. Indeed, the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates, driving the overnight federal funds rate to 5.25% by the end of June.

Market conditions changed substantially over the second half of 2006. Investor sentiment improved during the summer as U.S. economic growth moderated and the Fed held the federal funds rate steady in August, its first pause in more than two years. Investors first anticipated and then reacted favorably to the Fed’s shift in policy, and the intermediate- and longer-term parts of the bond market rallied.

The Fed’s target for short-term interest rates remained unchanged for the remainder of the year, lending credence to the view that slower economic growth was likely to reduce inflationary pressures.Although U.S.Treasury securities continued to gain value over much of the fall, the market gave back some of its gains in December, when stronger-than-expected employment, housing and consumer confidence reports reminded investors that the U.S. economic expansion, while slowing, had not ended.

Early in the year, we set the fund’s average duration in line with the benchmark, and we established a “barbell” yield curve strategy that underweighted the middle part of the intermediate-term maturity spectrum. However, we reduced the fund’s average duration to a shorter position during the market turbulence in the spring, helping to protect the fund from the full brunt of the market’s decline. When inflation fears ebbed over the summer, we moved to a slightly longer-than-average duration, and we adopted a more “bulleted” yield curve strategy, which helped the fund participate more fully in the market rally.

However, these positions hurt performance during the unexpected market decline in December, accounting for much of the fund’s under-performance relative to its benchmark.

In addition, the fund’s returns were constrained by a position in Treasury Inflation Protected Securities (TIPS) that we established in the fall.We believed that TIPS represented attractive values after energy prices retreated from their previous record highs. However, energy prices remained low and volatile, suppressing investors’ inflation expectations, and TIPS underperformed nominal Treasuries over the remainder of the year.

What is the fund’s current strategy?

Recently mixed economic and inflation data suggest to us that the U.S. economy has continued to slow, but at a gradual pace.Accordingly, we believe that the Fed is likely to remain on hold for the foreseeable future as it assesses the impact of its previous rate hikes. Should the economy continue to weaken over the longer term, however, the Fed may be compelled to begin reducing short-term interest rates in an attempt to avoid a potential recession.Therefore, while as of year-end we have maintained the portfolio’s average duration in a range that is slightly longer than industry averages, we are prepared to change the fund’s positioning as circumstances change.

January 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Intermediate Term
Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund5

FUND PERFORMANCE

Average Annual Total Returns	as of 12/31/06

	1 Year	5 Years	10 Years

Fund	3.09%	3.56%	4.95%
† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Intermediate Term Fund on
12/31/96 to a $10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Intermediate-Term (1-10
Years) Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion.The Index does not take into account charges, fees and other expenses.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Intermediate Term Fund from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.33
Ending value (after expenses)	$1,035.00

COMPARING YOUR	FUND’S EXPENSES
WITH THOSE OF	OTHER FUNDS(Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.31
Ending value (after expenses)	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund7

STATEMENT	OF	INVESTMENTS
December 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—72.9%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans—3.1%
Small Business Administration,
Ser. 2005-P10A, Cl. 1	4.64	2/10/15	6,032,545	5,871,177
U.S. Government Agencies—14.9%
Federal Agricultural Mortgage
Corp., Notes	6.87	8/10/09	225,000	235,270
Federal Farm Credit Bank,
Bonds	4.70	12/10/14	300,000	294,837
Federal Farm Credit Bank,
Bonds	4.85	10/25/12	300,000	298,405
Federal Farm Credit Bank,
Bonds	5.35	6/16/14	285,000	291,856
Federal Home Loan Banks,
Bonds, Ser. 455	3.00	4/15/09	6,950,000	6,668,601
Federal Home Loan Banks,
Bonds, Ser. 363	4.50	11/15/12	200,000	195,503
Federal Home Loan Banks,
Bonds, Ser. SY08	5.63	2/15/08	495,000	497,396
Federal Home Loan Banks,
Bonds, Ser. DX09	5.95	3/16/09	240,000	244,293
Federal Home Loan Mortgage Corp.,
Notes, Ser. 1	5.00	10/18/10	8,740,000	8,669,337
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	400,000	410,656
Federal Home Loan Mortgage Corp.,
Notes	5.75	3/15/09	250,000	253,978
Federal National Mortgage
Association, Notes	5.80	2/9/26	3,400,000	3,372,939
Federal National Mortgage
Association, Notes	6.00	5/15/11	5,000,000	5,211,150
Federal National Mortgage
Association, Notes	6.63	10/15/07	300,000	303,175
Federal National Mortgage
Association, Notes	7.13	6/15/10	250,000	267,480
Small Business Administration,
Gov’t Gtd. Notes, Ser. 10-A	6.64	2/10/11	100,227	103,980
Student Loan Marketing
Association, Notes	7.35	8/1/10	100,000	107,826

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	500,000	493,081
Tennessee Valley Authority,
Bonds, Ser. G	5.38	11/13/08	200,000	201,338
Tennessee Valley Authority,
Bonds	7.13	5/1/30	350,000	441,508
				28,562,609
U.S. Government Agencies/
Mortgage-Backed—1.3%
Federal Home Loan Mortgage Corp.,
7.50%, 11/1/29			10,576	11,041
Federal National Mortgage Association:
6.50%, 10/1/31			17,221	17,635
7.00%, 3/1/12			51,831	53,368
Government National Mortgage Association I:
6.00%, 1/15/33			110,555	112,239
6.50%, 5/15/26			64,023	65,914
Ser. 2005-9, Cl. A, 4.03%, 5/16/22			651,805	638,296
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			538,154	526,832
Ser. 2006-9, Cl. A, 4.20%, 8/16/26			1,138,872	1,112,203
				2,537,528
U.S. Treasury Bonds—.1%
6.25%, 8/15/23			200,000 [a]	230,265
U.S. Treasury Inflation
Protected Securities—5.3%
2.00%, 1/15/16			1,881,302 [a,b]	1,816,515
2.50%, 7/15/16			7,495,650 [a,b]	7,554,303
3.38%, 1/15/12			255,755 [b]	266,983
3.50%, 1/15/11			463,868 [b]	482,858
				10,120,659
U.S. Treasury Notes—48.2%
3.50%, 11/15/09			1,375,000 [a]	1,330,368
3.50%, 2/15/10			4,280,000 [a]	4,130,872
3.63%, 4/30/07			27,290,000 [a]	27,174,891
4.25%, 8/15/13			250,000 [a]	243,809
4.25%, 8/15/15			300,000 [a]	290,391
4.50%, 2/28/11			8,000,000 [a]	7,943,440
4.50%, 11/30/11			10,720,000 [c]	10,627,883

The Fund9

STATEMENT OF INVESTMENTS(continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Treasury Notes (continued)
4.63%, 11/15/16	10,370,000 [c]	10,305,198
4.75%, 5/15/14	5,305,000 [a]	5,320,337
4.88%, 8/15/09	20,098,000 [a]	20,164,745
5.00%, 2/15/11	200,000 [a]	202,563
5.00%, 8/15/11	200,000 [a]	202,859
5.13%, 6/30/08	3,595,000 [a]	3,607,360
5.63%, 5/15/08	200,000 [a]	201,891
6.25%, 2/15/07	300,000 [a]	300,504
		92,047,111
Total Bonds and Notes
(cost $139,932,221)		139,369,349

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	19,100,000	19,461
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	36,000,000	838
Total Options
(cost $67,632)		20,299

	Principal
Short-Term Investments—37.5.%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.85%, 3/8/07	350,000 [d]	346,987
4.76%, 2/1/07	58,000,000	57,781,340
4.82%, 1/4/07	13,500,000	13,498,245
Total Short-Term Investments
(cost $71,603,836)		71,626,572

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $544,000)	544,000 [e]	544,000

Investment of Cash Collateral
for Securities Loaned—42.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $80,749,707)	80,749,707 [e]	80,749,707

Total Investments (cost $292,897,396)	153.0%	292,309,927

Liabilities, Less Cash and Receivables	(53.0%)	(101,215,897)

Net Assets	100.0%	191,094,030

[a] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the fund’s securities on loan is $78,566,017 and the total market value of the collateral held by the fund is $80,909,645, consisting of cash collateral of $80,749,707 and U.S. Government and agency securities valued at $159,938.
[b] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[c] Purchased on a delayed delivery basis.
[d] All or partially held by a broker as collateral for open financial futures positions.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Short-Term/Money		Asset/Mortgage-Backed	3.1
Market Investments	80.1	Futures/Options	(.1)
U.S. Government & Agencies	69.8		152.9

† Based on net assets.
See notes to financial statements.

T h e F u n d 11

STATEMENT	OF	FINANCIAL	FUTURES
December 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2006 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	205	41,826,406	March 2007	(272,266)
U.S. Treasury 5 Year Notes	555	58,309,688	March 2007	(407,578)
Financial Futures Short
U.S. Treasury 10 Year Notes	18	(1,934,438)	March 2007	36,750
U.S. Treasury 30 Year Bonds	114	(12,703,875)	March 2007	359,813
				(283,281)

See notes to financial statements.

STATEMENT	OF	ASSETS	AND	LIABILITIES
December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan
valued at $78,566,017)—Note 1(c):
Unaffiliated issuers	211,603,689	211,016,220
Affiliated issuers	81,293,707	81,293,707
Cash		3,674
Dividends and interest receivable		1,484,391
Receivable for shares of Beneficial Interest subscribed		82,366
Prepaid expenses		19,626
		293,899,984

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		94,830
Liability for securities loaned—Note 1(c)		80,749,707
Payable for future variation margin—Note 4		37,767
Payable for investment securities purchased		21,332,154
Payable for shares of Beneficial Interest redeemed		494,638
Accrued expenses		96,858
		102,805,954

Net Assets ($)		191,094,030

Composition of Net Assets ($):
Paid-in capital		211,616,586
Accumulated undistributed investment income—net		281,318
Accumulated net realized gain (loss) on investments		(19,933,124)
Accumulated net unrealized appreciation (depreciation)
on investments and options [including ($283,281)
net unrealized (depreciation) on financial futures]		(870,750)

Net Assets ($)		191,094,030

Shares Outstanding
(Unlimited number of $.001 par value shares of Beneficial Interest authorized)		15,400,619
Net Asset Value, offering and redemption price per share ($)		12.41

See notes to financial statements.

The Fund 13

STATEMENT OF	OPERATIONS
Year Ended December 31,	2006

Investment Income ($):
Income:
Interest	8,143,674
Dividend;
Affiliated issuers	86,385
Income from securities lending	20,045
Total Income	8,250,104
Expenses:
Management fee—Note 3(a)	1,105,020
Shareholder servicing costs—Note 3(b)	435,392
Professional fees	46,597
Trustees’ fees and expenses—Note 3(c)	30,351
Registration fees	26,535
Prospectus and shareholders’ reports	20,951
Custodian fees—Note 3(b)	18,143
Loan commitment fees—Note 2	1,521
Miscellaneous	12,226
Total Expenses	1,696,736
Less—reduction in management fee
due to undertaking—Note 3(a)	(498,681)
Net Expenses	1,198,055
Investment Income—Net	7,052,049

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,196,991)
Net realized gain (loss) on financial futures	(117,222)
Net realized gain (loss) on options transactions	(60,069)
Net Realized Gain (Loss)	(1,374,282)
Net unrealized appreciation (depreciation) on investments
[including ($438,086) net unrealized (depreciation) on financial futures]	(48,488)
Net Realized and Unrealized Gain (Loss) on Investments	(1,422,770)
Net Increase in Net Assets Resulting from Operations	5,629,279

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	7,052,049	5,300,256
Net realized gain (loss) on investments	(1,374,282)	3,052,786
Net unrealized appreciation
(depreciation) on investments	(48,488)	(3,878,884)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,629,279	4,474,158

Dividends to Shareholders from ($):
Investment income—net	(6,948,618)	(6,963,653)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	49,368,222	59,542,556
Net assets received in connection
with reorganization—Note 1	8,745,432	—
Dividends reinvested	5,845,593	5,865,225
Cost of shares redeemed	(48,883,084)	(81,762,950)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	15,076,163	(16,355,169)
Total Increase (Decrease) in Net Assets	13,756,824	(18,844,664)

Net Assets ($):
Beginning of Period	177,337,206	196,181,870
End of Period	191,094,030	177,337,206
Undistributed (distribution in excess
of) investment income—net	281,318	(161,782)

Capital Share Transactions (Shares):
Shares sold	4,699,351	4,731,330
Shares issued for dividends reinvested	472,505	465,843
Shares redeemed	(3,954,123)	(6,520,539)
Net Increase (Decrease) in Shares Outstanding	1,217,733	(1,323,366)

See notes to financial statements.

T h e F u n d 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.50	12.65	13.04	13.09	12.59
Investment Operations:
Investment income—net [a]	.47	.34	.23	.17	.38
Net realized and unrealized
gain (loss) on investments	(.09)	(.05)	(.13)	.24	.68
Total from Investment Operations	.38	.29	.10	.41	1.06
Distributions:
Dividends from investment income—net	(.47)	(.44)	(.49)	(.46)	(.56)
Net asset value, end of period	12.41	12.50	12.65	13.04	13.09

Total Return (%)	3.09	2.32	.81	3.17	8.59

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.90	.91	.92	.89
Ratio of net expense
to average net assets	.65	.65	.66	.80	.80
Ratio of net investment income
to average net assets	3.83	2.65	1.78	1.27	2.97
Portfolio Turnover Rate	246.50	198.10	1,082.63	1,916.62	1,471.49

Net Assets, end of period ($ x 1,000)	191,094	177,337	196,182	191,806	143,809
[a] Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Intermediate Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation, (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

On September 22, 2006, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to liabilities, of the Founders Government Securities Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of the Founders Government Securities Fund received shares of the fund, in an amount equal to the aggregate net asset value of their respective investment in the Founders Government Securities Fund at the time of the exchange. The fund’s net asset value on September 22, 2006 was $12.46 per share and a total of 702,040 shares, representing net assets of 8,745,432 (including $43,797net unrealized appreciation on investments), were

T h e F u n d 17

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

issued to shareholders of Founders Government Securities Fund in the exchange.The exchange was a tax free event to shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are car-

ried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, if any, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times.

The Fund19

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $227,068, accumulated capital losses $19,686,682 and unrealized depreciation $570,587. In addition, the fund had $492,355 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $8,060,775 of the carryover expires in fiscal 2007, $1,390,867 expires in fiscal 2008, $7,623,197 expires in fiscal 2012, $886,712 expires in fiscal 2013 and $1,725,131 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $6,948,618 and $6,963,653, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities and capital loss carryover from fund merger, the fund increased accumulated undistributed investment income-net by $339,669, decreased net realized gain (loss) on investments by $539,530 and increased paid-in-capital by $199,861. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from January 1, 2006 through December 31, 2006 to reduce the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $498,681 during the period ended December 31, 2006.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2006, the fund was charged $123,350 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2006, the fund was charged $140,694 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2006, the fund was charged $18,143 pursuant to the custody agreement.

During the period ended June 30, 2006, the fund was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $98,341, chief compliance officer fees $2,044, custodian fees $5,262 and transfer agency per account fees $28,000, which are offset against an expense reimbursement currently in effect in the amount of $38,817.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended December 31, 2006, amounted to $356,483,792 and $351,666,561, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2006, are set forth in the Statement of Financial Futures.

The Fund 23

NOTES TO FINANCIAL STATEMENTS(continued)

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended December 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain/Loss ($)

Contracts outstanding
December 31, 2006	34,320,000	192,900
Contracts written	103,550,000	368,967
Contracts Terminated:
Contracts closed	50,200,000-	168,280	447,987	(279,707)
Contracts expired	87,670,000	393,587	—	393,587
Total contracts
termiinated	137,870,000	561,867	447,987	113,880
Contracts outstanding
December 31, 2006	—	—

At December 31, 2006, the cost of investments for federal income tax purposes was $292,880,514; accordingly, accumulated net unrealized depreciation on investments was $570,587, consisting of $429,932 gross unrealized appreciation and $1,000,519 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus U.S. Treasury Intermediate Term Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments and financial futures of Dreyfus U.S.Treasury Intermediate Term Fund as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Intermediate Term Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 15, 2007

T h e F u n d 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends. For State individual income tax purposes, the fund hereby designates 85.42% of the ordinary income dividends paid during its fiscal year ended December 31, 2006 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————

Gordon J. Davis (65)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 39

———————

David P. Feldman (67)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

T h e F u n d 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (67)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
  Advisor to Ameritech (11/05 to present)

Other Board Memberships and Affiliations:

  SBC Communications, Inc., Director
  AT&T Inc., Director
  Ryder System, Inc., a supply chain and transportation management company, Director
  The Proctor & Gamble Co., a consumer products company, Director
  Constellation Energy Group, Director
  Chicago Council on Foreign Relations

No. of Portfolios for which Board Member Serves: 9

———————

Daniel Rose (77)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

Other Board Memberships and Affiliations:

  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 41

———————

Philip L. Toia (73)
Board Member (1997)

Principal Occupation During Past 5 Years:
• Retired

No. of Portfolios for which Board Member Serves: 9

Sander Vanocur (78)
Board Member (1994)

Principal Occupation During Past 5 Years:
• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 41

———————

Anne Wexler (76)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

T h e F u n d 29

OFFICERS OF THE FUND(Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

T h e F u n d 31

NOTES

For More	Information

Dreyfus U.S. Treasury	Transfer Agent &
Intermediate Term Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,244 in 2005 and $25,397 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,731 in 2005 and $3,367 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $303 in 2005 and $430 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund
By:	/s/ J. David Officer
J. David Officer
President
Date:	February 27, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ J. David Officer
J. David Officer
President
Date:	February 27, 2007
By:	/s/ James Windels
James Windels
Treasurer
Date:	February 27, 2007
EXHIBIT INDEX
	(a)(1)	Code of ethics referred to in Item 2.
	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)